Direct Insite
                                                                   -------------
Corporate Contact:
Michael J. Beecher, Chief Financial Officer
Direct Insite Corp.
631.873.2900

FOR IMMEDIATE RELEASE


               Direct Insite Announces First Quarter 2009 Results
                  Revenue Increases 17% over First Quarter 2008


Bohemia, N.Y. - May 13, 2009 - Direct Insite Corp. (OTC BB: DIRI.OB), a global SaaS provider of financial supply chain automation across procure-to-pay, order-to-cash, and shared services business processes, today announced financial results for the quarter ended March 31, 2009. Revenue for the three months ended March 31, 2009 increased $340,000 (17.4%) to $2,294,000 compared to revenue of $1,954,000 for the first quarter 2008. Recurring revenue increased $404,000 (22.1%) to $2,233,000 in the first quarter of 2009 compared to recurring revenue of $1,829,000 in the first quarter 2008. Professional Services revenue was $61,000 for the first quarter of 2009, a decrease of $64,000 (51.2%) compared to Professional Services revenue of $125,000 in the first quarter of 2008.

Income before income taxes was $263,000 for the three months ended March 31, 2009 compared to net income before taxes of $45,000 in 2008. Net income for the three months ended March 31, 2009 was $248,000 compared to net income of $2,912,000 for the three months ended March 31, 2008. During the three months ended March 31, 2008 the Company recorded a benefit from income taxes of $2,867,000 as a result of reducing the valuation allowance on its deferred tax asset as the Company concluded that it would utilize this future tax benefit.

Basic income per share attributable to common shareholders for the three months ended March 31, 2009 was $0.02 compared to a basic net income per share of $0.38 for the same period in 2008. Diluted income per share attributable to common shareholders for the quarter ended March 31, 2009 was $0.02 compared to diluted income per share attributable to common shareholders of $0.26 for the quarter ended March 31, 2008. The earnings per share for 2008 include the effect of the tax benefit discussed above.

"Our strong growth in recurring revenue has come from both new customers and expansion of services to existing customers and is a positive indicator of future revenue growth" said James A. Cannavino, Chairman and Chief Executive Officer. He added "We expect professional services revenue will also grow through the remainder of 2009".

About Direct Insite:

Direct Insite provides best practice financial supply chain automation and workflow efficiencies for procure-to-pay and order-to-cash processing. The Company's global eInvoice Management services automate complex manual business processes such as invoice validation, order matching, consolidation, dispute handling, and e-payment processing. Direct Insite solutions are used by more than 7,000 corporations across 62 countries, 15 languages and multiple currencies. For more information, call (631) 873-2900, or visit www.directinsite.com

The financial information stated above and in the tables below has been abstracted from Direct Insite Corp.'s Form 10-Q for the three months ended March 31, 2009, filed with the Securities and Exchange Commission on May 14, 2009, and should be read in conjunction with the information provided therein.


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
Summarized Financial Information

        ----------------------------------------------------------     -------------------------     ---------------------
                                                                           FOR THE THREE MONTHS       FOR THE THREE MONTHS
                   STATEMENT OF OPERATIONS                                 ENDED MARCH 31, 2009       ENDED MARCH 31, 2008
        ----------------------------------------------------------     -------------------------     ---------------------
        Revenue from continuing operations                                   $      2,294,000         $       1,954,000
        ----------------------------------------------------------     -------------------------     ---------------------
        Operating income                                                     $        248,000         $          57,000
        ----------------------------------------------------------     -------------------------     ---------------------
        Other income (expenses), net                                         $         15,000         $         (12,000)
        ----------------------------------------------------------     -------------------------     ---------------------
        Income before income taxes                                           $        263,000         $          45,000
        ----------------------------------------------------------     -------------------------     ---------------------
        Provision for (benefit from) income taxes                            $         15,000         $      (2,867,000)
        ----------------------------------------------------------     -------------------------     ---------------------
        Net income                                                           $        248,000         $       2,912,000
        ----------------------------------------------------------     -------------------------     ---------------------
        Preferred Stock Dividends                                            $        (79,000)        $        (173,000)
        ----------------------------------------------------------     -------------------------     ---------------------
        Net  income attributable to common shareholders                      $        169,000         $       2,739,000
        ----------------------------------------------------------     -------------------------     ---------------------
        Basic net income per share attributable to
        common shareholders                                                  $           0.02         $            0.38
                                                                             ================         =================
        shareholders                                                         $           0.02         $            0.26
                                                                             ================         =================
        ----------------------------------------------------------     -------------------------     ---------------------

                    -------------------------------------- ------------------------ --------------------------

                               BALANCE SHEET                  March 31, 2009          December 31, 2008
                               -------------                  --------------          -----------------
                    -------------------------------------- ------------------------ --------------------------
                    Total Current Assets                         $3,329,000                $3,093,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Assets                                 $7,025,000                $6,880,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Current Liabilities                    $1,901,000                $2,179,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Shareholders' Equity                   $4,889,000                $4,420,000
                    -------------------------------------- ------------------------ --------------------------

FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints, and such other risk factors which may arise from time to time, including, but not limited to, the risk factors set forth in the Company's Reports on Form 10KSB filed with the Securities Exchange Commission. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.




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